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                                                                    EXHIBIT 32.1

CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of QLT Inc., or the Company, on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof, or the Form 10-K, I, Paul J. Hastings, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

            (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 15, 2005

                                             /s/ Paul J. Hastings
                                             -----------------------------------
                                             Paul J. Hastings
                                             President & Chief Executive Officer
                                             (Principal Executive Officer)
                                             QLT Inc.

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